UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2014

INVESTORS REAL ESTATE TRUST
 (Exact name of Registrant as specified in its charter)

North Dakota	000-14851	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
 Minot, ND 58702-1988
 (Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Investors Real Estate Trust (the "Company") is registering the resale of up to 1,768,239 common shares of beneficial interest, no par value, of the Company ("Common Shares") which may be issuable upon exchange of units of limited partnership interest ("LP units") of IRET Properties, A North Dakota Limited Partnership (the "Operating Partnership"), the Company's operating partnership, by the holders of such units (the "Selling Shareholders"), under the Company's registration statement on Form S-3ASR (File No. 333-189637), as supplemented by the prospectus supplement (the "Prospectus Supplement") filed February 10, 2014 with the Securities and Exchange Commission.

The Operating Partnership issued an aggregate of 1,768,239 LP units to the Selling Shareholders in eight private transactions in partial or full consideration for the acquisition by the Operating Partnership of certain real estate properties.  At the expiration of a specified holding period, each LP unit is exchangeable for cash or one Common Share, at the Company's option. If the Company elects to issue Common Shares in exchange for LP units to the Selling Shareholders, the Selling Shareholders may resell such Common Shares pursuant to the Prospectus Supplement. The Company will not receive any proceeds from any sale of such Common Shares. The registration of the Common Shares covered by the Prospectus Supplement does not necessarily mean that any of such Common Shares will be sold by any of the Selling Shareholders.

In connection with the filing of the Prospectus Supplement, the Company is filing as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K opinions of its counsel, Stinson Leonard Street LLP and Hunton & Williams LLP, respectively.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

5.1†	Opinion of Stinson Leonard Street LLP, dated February 10, 2014, regarding the legality of the Common Shares.

8.1†	Opinion of Hunton & Williams LLP, dated February 10, 2014, regarding certain tax matters.

23.1	Consent of Stinson Leonard Street LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).

† Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
Date: February 10, 2014	By:	/s/ Timothy P. Mihalick
		Name:	Timothy P. Mihalick
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1†	Opinion of Stinson Leonard Street LLP, dated February 10, 2014, regarding the legality of the Common Shares.

8.1†	Opinion of Hunton & Williams LLP, dated February 10, 2014, regarding certain tax matters.

23.1	Consent of Stinson Leonard Street LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).

† Filed herewith.